                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 25
Dividend Reinvestment Plan....................... 26

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term
    - Basing investment decisions on sound research
    - Building a diversified portfolio
    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]

Richard F. Powers, III
Chairman

Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VCV)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............    (9.11%)
One-year total return based on NAV(2).....................    (6.37%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     6.14%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    10.59%

 SHARE VALUATIONS

Net asset value...........................................  $  14.92
Closing common stock price................................  $13.6875
One-year high common stock price (12/28/98)...............  $16.5625
One-year low common stock price (10/26/99)................  $13.1875
Preferred share rate(5)...................................     3.00%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen California Value Municipal Trust about the key events and economic forces that shaped the markets during the past year. Joseph A. Piraro, portfolio manager, has managed the Trust since its inception in April 1993 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q COULD YOU DESCRIBE CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE YEAR?

   A Municipal bond supply in California declined less than the nationwide average, making it by far the largest-issuing state for the year through October. California bonds were very attractive to investors across the country because of the state's strong economic conditions and the solid fiscal management of many municipalities. The growth of the technology industry in the state played an important role in supporting this fiscal health. Despite the good economy, the state's infrastructure needs remain high, ensuring ample supply of municipals throughout the state. However, these conditions were balanced by strong demand, as we continued to witness a rising number of high-income Californians turning to municipals for a tax-advantaged way to invest.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A   We took advantage of the general market price declines to enhance the
      Trust's current income potential and tax management. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, increasing the Trust's income stream. The new bonds also had better protection against bond calls.
    We used a related strategy by increasing the portfolio's duration, or sensitivity to interest-rate changes. We sold the bonds that were about to be called or refunded and purchased longer-duration securities, including bonds with 20- to 30-year maturities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A Lower-rated investment grade bonds became very attractive as credit spreads--the difference in yields between higher-quality and lower-quality bonds--widened toward the end of the reporting period. Since we have a depth of experience in researching and selecting those lower-quality bonds that we feel have been undervalued, the widening of credit spreads gave us a much wider range from which to choose. As spreads widened, these bonds provided more attractive yields and helped support the Trust's income stream, contributing to a dividend increase. In addition, these bonds provided some level of cushion as interest rates increased, because lower-rated bonds were less sensitive to rising interest rates than higher-rated issues were. At the end of October, our allocation of BBB bonds increased to 14.2 percent. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the Trust more sensitive to the interest-rate increases during the reporting period. However, the Trust's total return was supported by its duration, which was relatively short even though it increased during the period. For the one-year period ended October 31, 1999, the Trust returned -9.11 percent(1) based on market price. This reflects a decrease in market price from $15.875 per share on October 31, 1998, to $13.6875 per share on October 31, 1999.
    On the positive side, the dividend was increased in September 1999 as older bonds were replaced with higher-yielding issues. The monthly tax-exempt dividend of $0.07 per share translates to a distribution rate of 6.14 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a taxable yield of 10.59 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Public Building                                                             13.2                               11.3
Water & Sewer                                                               13.1                               10.9
Transportation                                                              11.6                               10.8
General Purpose                                                              9.4                                9.0
Tax District                                                                 9.3                               11.1

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
APRIL 1993 THROUGH OCTOBER 1999
                                  [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Apr 1993                                                                   15.00                              14.93
                                                                           14.94                              14.94
                                                                           14.13                              15.27
                                                                           14.50                              14.99
                                                                           15.00                              15.59
                                                                           14.88                              15.97
Oct 1993                                                                   14.75                              15.81
                                                                           14.13                              15.35
                                                                           14.00                              15.73
                                                                           14.50                              16.00
                                                                           13.75                              15.14
                                                                           12.63                              13.53
                                                                           12.13                              13.51
                                                                           12.38                              13.67
                                                                           12.13                              13.47
                                                                           12.25                              13.89
                                                                           12.25                              13.77
                                                                           12.00                              13.23
Oct 1994                                                                   11.13                              12.64
                                                                           11.13                              12.07
                                                                           10.50                              12.47
                                                                           11.38                              13.09
                                                                           12.50                              13.86
                                                                           12.00                              13.96
                                                                           12.38                              13.85
                                                                           11.88                              14.63
                                                                           12.13                              14.12
                                                                           12.13                              14.23
                                                                           11.88                              14.48
                                                                           12.00                              14.55
Oct 1995                                                                   12.00                              14.80
                                                                           12.31                              15.20
                                                                           12.25                              15.40
                                                                           12.50                              15.51
                                                                           12.50                              15.27
                                                                           12.25                              14.65
                                                                           12.00                              14.45
                                                                           11.88                              14.39
                                                                           11.88                              14.52
                                                                           12.13                              14.71
                                                                           12.13                              14.62
                                                                           12.25                              14.89
Oct 1996                                                                   12.38                              15.09
                                                                           12.88                              15.46
                                                                           12.63                              15.21
                                                                           13.00                              15.10
                                                                           13.13                              15.21
                                                                           12.88                              14.80
                                                                           13.00                              14.92
                                                                           13.13                              15.24
                                                                           13.82                              15.41
                                                                           14.13                              16.07
                                                                           14.25                              15.65
                                                                           14.31                              15.90
Oct 1997                                                                   14.25                              15.94
                                                                           14.13                              15.99
                                                                           14.94                              16.30
                                                                           15.94                              16.45
                                                                           15.75                              16.36
                                                                           15.50                              16.28
                                                                           14.81                              16.00
                                                                           14.88                              16.30
                                                                           15.63                              16.31
                                                                           15.13                              16.28
                                                                           15.25                              16.60
                                                                           16.06                              16.92
Oct 1998                                                                   15.88                              16.76
                                                                           15.88                              16.76
                                                                           15.88                              16.76
                                                                           15.63                              16.83
                                                                           15.94                              16.64
                                                                           16.00                              16.59
                                                                           15.94                              16.54
                                                                           14.88                              16.30
                                                                           14.69                              15.86
                                                                           15.00                              15.85
                                                                           14.81                              15.51
                                                                           14.56                              15.40
Oct 1999                                                                   13.69                              14.92

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999

                                  [PIE CHART]

                                              AAA/Aaa                 AA/Aa                   A/A                  BBB/Baa
                                              -------                 -----                   ---                  -------
As of October 31, 1999                          73.3                   3.2                    9.3                    14.2

AS OF OCTOBER 31, 1998

                                  [PIE CHART]

                                              AAA/Aaa                 AA/Aa                   A/A                  BBB/Baa
                                              -------                 -----                   ---                  -------
As of October 31, 1998                          74.0                   4.7                    8.8                    12.5

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

                                  [BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
Nov 1998                                                                      $ 0.0675
Dec 1998                                                                        0.0675
Jan 1999                                                                        0.0675
Feb 1999                                                                        0.0675
Mar 1999                                                                        0.0675
Apr 1999                                                                        0.0675
May 1999                                                                        0.0675
Jun 1999                                                                        0.0675
Jul 1999                                                                        0.0675
Aug 1999                                                                        0.0675
Sep 1999                                                                        0.0700
Oct 1999                                                                        0.0700

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.7%
         CALIFORNIA  88.6%
$1,000   Abag Fin Auth Nonprft Corp CA
         Childrens Hosp Med Cent (a)...........  5.875%      12/01/19    $    991,790
 1,000   California Edl Fac Auth Rev Pooled
         College & Univ Proj Ser B.............  5.250       04/01/24         866,020
 1,000   California Edl Fac Auth Rev Student Ln
         CA Ln Pgm Ser A (MBIA Insd)...........  6.000       03/01/16       1,000,260
 2,000   California Edl Fac Auth Rev Univ of La
         Verne.................................  6.375       04/01/13       2,029,080
 1,000   California Hsg Fin Agy Rev Cap Apprec
         Home Mtg Ser K (MBIA Insd)............   *          08/01/24         213,790
 1,000   California Hsg Fin Agy Rev Home Mtg
         Ser A (MBIA Insd).....................   *          02/01/16         379,330
 3,000   California Hsg Fin Agy Rev Home Mtg
         Ser B (MBIA Insd).....................  6.100       02/01/28       2,979,660
 1,000   California Hsg Fin Agy Rev
         Multi-Family Hsg III Ser A (MBIA
         Insd).................................  5.850       08/01/17         989,020
 1,000   California Hsg Fin Agy Rev
         Multi-Family Hsg III Ser A (MBIA
         Insd).................................  5.950       08/01/28         974,380
 1,750   California Pollutn Ctl Fing Auth
         Pollutn Ctl Rev IBM Proj Rfdg.........  6.800       11/01/11       1,845,428
 2,000   California Pollutn Ctl Fing Auth
         Pollutn Ctl Rev Pacific Gas & Elec....  6.350       06/01/09       2,130,200
 2,000   California Pollutn Ctl Fing Auth
         Pollutn Ctl Rev Southern CA Edison Co
         B (MBIA Insd).........................  5.450       09/01/29       1,862,820
   600   California Rural Home Mtg Fin Auth
         Single Family Mtg Rev Mtg Bkd Secs Pgm
         Ser C (GNMA Collateralized)...........  7.500       08/01/27         660,450

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$  520   California Rural Home Mtg Fin Auth
         Single Family Mtg Rev Ser A2 (GNMA
         Collateralized).......................  7.950%      12/01/24    $    562,442
 2,670   California St Dept Wtr Res Cent Vly
         Proj Rev Wtr Sys Ser L Rfdg (MBIA
         Insd).................................  5.625       12/01/12       2,696,860
 3,000   California St Pub Wks Brd Energy
         Efficiency Rev Ser A (FSA Insd).......  5.250       05/01/08       3,055,200
 1,000   California St Pub Wks Brd Lease Rev
         Dept Hlth Svcs Ser A (MBIA Insd)......  5.750       11/01/24         970,980
 3,000   California St Pub Wks Brd Lease Rev
         Dept of Corrections CA St Prison D
         Susanville (MBIA Insd)................  5.375       06/01/18       2,834,760
 4,000   California St Pub Wks Brd Lease Rev
         Dept of Corrections Monterey Ser A
         (Prerefunded @ 11/01/04) (MBIA
         Insd).................................  6.400       11/01/10       4,425,000
 2,500   California St Pub Wks Brd Lease Rev
         Var Univ CA Proj Ser A................  5.800       10/01/03       2,624,275
 2,220   California St Pub Wks Brd Lease Rev
         Var Univ CA Proj Ser A................  5.800       11/01/04       2,352,645
 2,400   California St Var Rate Cpn (AMBAC
         Insd).................................  6.400       09/01/08       2,660,832
 4,000   California St Veterans Ser BH (FSA
         Insd).................................  5.400       12/01/15       3,819,760
 1,000   California St Veterans Ser BH (FSA
         Insd).................................  5.400       12/01/16         946,260
 1,000   California Statewide Cmntys Dev Auth
         Spl Fac United Airls..................  5.625       10/01/34         880,980
 1,000   California Statewide Cmntys Dev
         Huntington Mem Hosp (Connie Lee
         Insd).................................  5.750       07/01/16         990,920
 2,485   Central Vly Fin Auth CA Cogeneration
         Proj Rev (MBIA Insd)..................  5.000       07/01/17       2,222,559

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$2,515   Chino Basin, CA Regl Fin Auth Rev Muni
         Wtr Dist Swr Sys Proj Rfdg (AMBAC
         Insd).................................  7.000%      08/01/07    $  2,868,659
 1,440   Chino Basin, CA Regl Fin Auth Rev Muni
         Wtr Dist Swr Sys Proj Rfdg (AMBAC
         Insd).................................  7.000       08/01/08       1,650,298
 2,000   Chino Hills, CA Ctfs Partn Wtr Sys
         Refin Proj (FGIC Insd)................  5.600       06/01/18       1,946,980
 2,965   Contra Costa Cnty, CA Ctfs Partn
         Merrithew Mem Hosp Proj Rfdg (MBIA
         Insd).................................  5.500       11/01/22       2,797,181
 2,500   East Bay, CA Muni Util Dist Wtr Sys
         Rev Sub Rfdg..........................  6.000       06/01/12       2,583,150
 1,000   El Monte, CA Wtr Auth Rev Wtr Sys Proj
         (AMBAC Insd)..........................  5.600       09/01/29         954,400
 1,000   El Monte, CA Wtr Auth Rev Wtr Sys Proj
         (AMBAC Insd)..........................  5.600       09/01/34         946,060
 5,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Rfdg................   *          01/15/30         712,400
 5,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Rfdg................   *          01/15/31         667,900
 3,100   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Sr Lien Ser A.......   *          01/01/27         611,351
 7,005   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Cap Apprec Sr Lien Ser A.......   *          01/01/28       1,301,319
 3,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Conv Cap Apprec Rfdg (c).......  0/5.875     01/15/27       1,545,270
 1,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Rfdg...........................  5.750       01/15/40         920,070

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   Galt Schs Jt Pwrs Auth CA Rev High Sch
         & Elementary Sch Ser A Rfdg (MBIA
         Insd).................................  5.750%      11/01/16    $  1,004,150
 1,500   Galt Schs Jt Pwrs Auth CA Rev High Sch
         & Elementary Sch Ser A Rfdg (MBIA
         Insd).................................  5.875       11/01/24       1,494,150
 1,500   Glendale, CA Uni Sch Dist Ser C (FSA
         Insd).................................  5.500       09/01/19       1,441,260
 1,000   Imperial Irrig Dist CA Ctfs Partn Elec
         Sys Proj (Prerefunded @ 11/01/04)
         (MBIA Insd)...........................  6.750       11/01/11       1,119,910
 2,340   Inglewood, CA Redev Agy Tax Alloc
         Century Redev Proj Ser A Rfdg.........  6.000       07/01/08       2,362,675
 1,000   Inland Empire Solid Waste Fin Auth CA
         Rev Landfill Impt Fin Proj Ser B (FSA
         Insd).................................  6.000       08/01/16       1,007,670
 1,600   La Quinta, CA Redev Agy Tax Alloc
         Redev Proj Area No 1 Rfdg (MBIA
         Insd).................................  7.300       09/01/08       1,868,768
 1,285   Lake Tahoe, CA Uni Sch Dist Cap Apprec
         Ser A (FGIC Insd).....................   *          08/01/18         427,494
 1,000   Long Beach, CA Bond Fin Auth Lease Rev
         Rainbow Harbor Refing Proj A (AMBAC
         Insd).................................  5.250       05/01/24         908,520
 1,000   Los Angeles Cnty, CA Met Tran Auth
         Sales Tax Rev (FSA Insd)..............  4.750       07/01/24         833,860
 1,000   Los Angeles Cnty, CA Pub Wks Fin Auth
         Rev Cap Constr Rfdg (AMBAC Insd)......  5.000       03/01/11         977,520
 3,000   Los Angeles, CA Convention &
         Exhibition Cent Auth Lease Rev Ser A
         Rfdg (MBIA Insd)......................  5.150       08/15/08       3,044,910
 1,000   Los Angeles, CA Ctfs Partn Dept Pub
         Social Svcs Ser A (AMBAC Insd)........  5.500       08/01/31         929,180
 1,230   Merced, CA Irrig Dist Ctfs Partn Wtr
         Fac Proj..............................  6.400       11/01/10       1,292,373

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$3,240   Midpeninsula Regl Open Space Dist CA
         Fing Auth Rev (AMBAC Insd)............   *          08/01/26    $    579,863
 2,000   Monrovia, CA Redev Agy Tax Alloc Cent
         Redev Proj Area 1 Ser B Rfdg (AMBAC
         Insd).................................  6.700%      05/01/21       2,158,500
 6,185   New Haven, CA Uni Sch Dist Cap Apprec
         Ser D (FGIC Insd).....................   *          08/01/20       1,750,417
 1,000   Pajaro Vly, CA Uni Sch Dist Ctfs Partn
         Sch Fac Brdg Fdg Pgm (FSA Insd).......  5.850       09/01/32         979,620
 2,455   Paradise, CA Irrig Dist Rev Ctfs Partn
         Wtr Sys Proj..........................  6.400       01/01/14       2,497,521
 1,790   Paramount, CA Redev Agy Tax Alloc
         Redev Proj Area No 1 Rfdg (MBIA
         Insd).................................  6.100       08/01/08       1,913,456
 1,765   Paramount, CA Redev Agy Tax Alloc
         Redev Proj Area No 1 Rfdg (MBIA
         Insd).................................  6.250       08/01/23       1,804,465
 3,350   Port Oakland, CA Port Rev Ser G (MBIA
         Insd).................................  5.375       11/01/25       3,021,198
 2,000   Port Oakland, CA Spl Fac Rev Mitsui
         O.S.K. Line Ltd Ser A.................  6.750       01/01/12       2,102,120
 1,000   Rancho Cucamonga, CA Redev Agy Tax
         Alloc (FSA Insd)......................  5.250       09/01/20         921,980
 1,000   Rancho Mirage, CA Jt Pwrs Fin
         Eisenhower Med Cent Ser A (MBIA
         Insd).................................  5.375       07/01/22         925,920
 2,150   Riverside, CA Elec Rev Rfdg (MBIA
         Insd).................................  5.000       10/01/13       2,053,336

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$  700   Sacramento, CA Cogeneration Auth
         Cogeneration Proj Rev Proctor & Gamble
         Proj..................................  6.375%      07/01/10    $    737,625
 2,000   Sacramento, CA Muni Util Dist Elec Rev
         Ser E (MBIA Insd).....................  5.750       05/15/22       1,959,140
 2,000   San Bernadino, CA Jt Pwrs Fing Auth
         Ctfs Partn (MBIA Insd)................  5.500       09/01/20       1,905,740
 3,000   San Francisco, CA City & Cnty Arpt
         Comm Intl Arpt Rev Second Ser Issue
         12-A (FGIC Insd)......................  5.800       05/01/21       2,908,680
 3,000   San Francisco, CA City & Cnty Redev
         Agy Multi-Family Rev Hsg South Beach
         Proj Rfdg (GNMA Collateralized).......  5.500       03/01/14       2,932,890
 1,320   San Marcos, CA Pub Fac Auth Rev Pub
         Impt Civic Cent Ser A Rfdg............  5.900       08/01/03       1,356,630
 1,200   San Marcos, CA Pub Fac Auth Rev Pub
         Impt Civic Cent Ser A Rfdg............  6.150       08/01/13       1,202,712
 2,680   South Orange Cnty, CA Pub Fin Auth Spl
         Tax Rev Sr Lien Ser A Rfdg (MBIA
         Insd).................................  7.000       09/01/07       3,050,858
 1,000   Stanton, CA Multi-Family Rev Hsg
         Continental Garden Apts (FNMA
         Collateralized).......................  5.625       08/01/29       1,014,520
 2,000   Sunnyvale, CA Fin Auth Utils Rev
         Wastewtr Reuse & Sludge Ser A (MBIA
         Insd).................................  6.300       10/01/17       2,056,380
 2,400   Tulare Cnty, CA Ctfs Partn Cap Impt
         Pgm Ser A (MBIA Insd).................  6.000       02/15/16       2,615,616
 2,000   University of CA Rev Multi Purp Projs
         Ser C Rfdg (AMBAC Insd)...............  5.125       09/01/13       1,940,080
 1,955   University of CA Rev Multi Purp Projs
         Ser D (MBIA Insd) (b).................  10.000      09/01/02       2,251,026
                                                                         ------------
                                                                          132,823,472
                                                                         ------------
         GUAM  1.0%
 1,500   Guam Arpt Auth Rev Ser B..............  6.700       10/01/23       1,572,495
                                                                         ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         PUERTO RICO  8.1%
$3,000   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser V Rfdg....................  6.625%      07/01/12    $  3,162,540
 2,000   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser W Rfdg....................  5.500       07/01/17       1,905,380
 5,000   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser Y Rfdg (FSA Insd).........  6.250       07/01/21       5,291,000
 1,700   Puerto Rico Comwlth Ser A Rfdg........  6.250       07/01/10       1,786,088
                                                                         ------------
                                                                           12,145,008
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $143,290,560)................................................     146,540,975
SHORT-TERM INVESTMENTS  0.9%
  (Cost $1,400,000)..................................................       1,400,000
                                                                         ------------
TOTAL INVESTMENTS  98.6%
  (Cost $144,690,560)................................................     147,940,975
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..........................       2,029,684
                                                                         ------------
NET ASSETS  100.0%...................................................    $149,970,659
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $144,690,560).......................    $147,940,975
Cash........................................................          10,814
Receivables:
  Interest..................................................       2,489,677
  Investments Sold..........................................         900,000
Other.......................................................           7,755
                                                                ------------
      Total Assets..........................................     151,349,221
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         991,681
  Investment Advisory Fee...................................          85,333
  Income Distributions--Common and Preferred Shares.........          48,331
  Administrative Fee........................................          26,256
  Affiliates................................................          17,099
Accrued Expenses............................................         106,246
Trustees' Deferred Compensation and Retirement Plans........         103,616
                                                                ------------
      Total Liabilities.....................................       1,378,562
                                                                ------------
NET ASSETS..................................................    $149,970,659
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................          60,298
Paid in Surplus.............................................      88,589,917
Net Unrealized Appreciation.................................       3,250,415
Accumulated Undistributed Net Investment Income.............       1,135,972
Accumulated Net Realized Loss...............................      (3,065,943)
                                                                ------------
      Net Assets Applicable to Common Shares................      89,970,659
                                                                ------------
NET ASSETS..................................................    $149,970,659
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($89,970,659 divided by
  6,029,844 shares outstanding).............................    $      14.92
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $  8,524,031
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       1,024,532
Administrative Fee..........................................         315,241
Preferred Share Maintenance.................................         152,503
Trustees' Fees and Related Expenses.........................          27,618
Custody.....................................................          13,818
Legal.......................................................          12,001
Other.......................................................         148,151
                                                                ------------
    Total Expenses..........................................       1,693,864
                                                                ------------
NET INVESTMENT INCOME.......................................    $  6,830,167
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    912,326
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      15,450,614
  End of the Period.........................................       3,250,415
                                                                ------------
Net Unrealized Depreciation During the Period...............     (12,200,199)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(11,287,873)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (4,457,706)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                     Year Ended          Year Ended
                                                  October 31, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  6,830,167        $  6,827,697
Net Realized Gain................................        912,326             983,374
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (12,200,199)          3,987,042
                                                    ------------        ------------
Change in Net Assets from Operations.............     (4,457,706)         11,798,113
                                                    ------------        ------------
Distributions from Net Investment Income:
  Common Shares..................................     (4,914,154)         (4,868,916)
  Preferred Shares...............................     (1,712,592)         (1,996,973)
                                                    ------------        ------------
Total Distributions..............................     (6,626,746)         (6,865,889)
                                                    ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (11,084,452)          4,932,224
NET ASSETS:
Beginning of the Period..........................    161,055,111         156,122,887
                                                    ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,135,972 and $932,551, respectively).........   $149,970,659        $161,055,111
                                                    ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                   --------------------------------------
                                     1999           1998           1997
-------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (a).......................  $ 16.759        $15.941        $15.091
                                   --------        -------        -------
Net Investment Income............     1.133          1.132          1.133
Net Realized and Unrealized
  Gain/Loss......................    (1.872)          .824           .822
                                   --------        -------        -------
Total from Investment
  Operations.....................     (.739)         1.956          1.955
                                   --------        -------        -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...............      .815           .808           .775
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....      .284           .330           .330
  Distributions from Net Realized
    Gain:
    Paid to Common
      Shareholders...............       -0-            -0-            -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....       -0-            -0-            -0-
                                   --------        -------        -------
Total Distributions..............     1.099          1.138          1.105
                                   --------        -------        -------
Net Asset Value, End of the
  Period.........................  $ 14.921        $16.759        $15.941
                                   ========        =======        =======
Market Price Per Share at End of
  the Period.....................  $13.6875        $15.875        $14.250
Total Investment Return at Market
  Price (b)......................    (9.11%)        17.39%         21.89%
Total Return at Net Asset Value
  (c)............................    (6.37%)        10.45%         11.07%
Net Assets at End of the Period
  (In millions)..................  $  150.0        $ 161.1        $ 156.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**.......................     1.74%          1.75%          1.81%
Ratio of Net Investment Income to
  Average Net Assets Applicable
  to Common Shares (d)...........     5.24%          4.90%          5.23%
Portfolio Turnover...............       19%            17%            23%
* Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including Preferred
   Shares........................     1.07%          1.09%          1.10%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                        April 30, 1993
                                        (Commencement
Year Ended October 31                   of Investment
---------------------------------       Operations) to
       1996      1995      1994        October 31, 1993
-------------------------------------------------------
      $14.803   $12.644   $15.812           $14.714
      -------   -------   -------           -------
        1.135     1.124     1.124              .424
         .214     2.211    (3.133)            1.018
      -------   -------   -------           -------
        1.349     3.335    (2.009)            1.442
      -------   -------   -------           -------
         .720      .774      .828              .276
         .341      .402      .265              .068
          -0-       -0-      .055               -0-
          -0-       -0-      .011               -0-
      -------   -------   -------           -------
        1.061     1.176     1.159              .344
      -------   -------   -------           -------
      $15.091   $14.803   $12.644           $15.812
      =======   =======   =======           =======
      $12.375   $12.000   $11.125           $14.750
        9.28%    15.04%   (19.23%)             .18%*
        7.00%    23.85%   (14.93%)            7.28%*
      $ 151.0   $ 149.3   $ 136.2           $ 155.3
        1.86%     1.96%     1.89%             1.56%
        5.36%     5.25%     6.02%             4.68%
          33%       41%       93%               36%*
        1.11%     1.14%     1.11%             1.14%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,065,943, which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 1999, for federal income tax purposes cost of long- and short-term investments is $144,690,560; the aggregate gross unrealized appreciation is $5,467,233 and the aggregate gross unrealized depreciation is $2,216,818, resulting in net unrealized appreciation on long- and short-term investments of $3,250,415.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $3,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $69,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,877,089 and $30,080,480, respectively.

4. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of October 31, 1999, the Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1999 was 3.000%. During the year ended October 31, 1999, the rates ranged from 2.000% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Value Municipal Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP
Chicago, Illinois
December 13, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

 * "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

 (C) Van Kampen Funds Inc., 1999 All rights reserved.

 (SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Theodore A. Myers...............................      2,229         0

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell*..................................  5,627,609    44,002
Hugo F. Sonnenschein............................  5,627,609    44,002

The other trustees of the Trust whose terms did not expire in 1999 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 5,607,422 shares voted for the proposal, 11,412 shares voted against and 55,006 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustee appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.